Janus Henderson VIT Forty Portfolio
Schedule of Investments (unaudited)
September 30, 2025

	Shares	Value
Common Stocks – 99.6%
Aerospace & Defense – 3.6%
Boeing Co*	55,144	$11,901,730
Howmet Aerospace Inc	182,200	35,753,106
		47,654,836
Beverages – 2.0%
Monster Beverage Corp*	381,168	25,656,418
Biotechnology – 2.7%
Argenx SE (ADR)*	31,011	22,872,473
Madrigal Pharmaceuticals Inc*	28,173	12,921,828
		35,794,301
Capital Markets – 4.3%
Blackstone Group Inc	235,965	40,314,620
Intercontinental Exchange Inc	90,335	15,219,641
		55,534,261
Diversified Financial Services – 3.5%
Mastercard Inc - Class A	80,776	45,946,197
Electrical Equipment – 2.6%
Eaton Corp PLC	90,979	34,048,891
Health Care Providers & Services – 2.0%
UnitedHealth Group Inc	74,217	25,627,130
Hotels, Restaurants & Leisure – 6.9%
Booking Holdings Inc	5,675	30,640,857
Chipotle Mexican Grill Inc*	308,993	12,109,436
DoorDash Inc - Class A*	78,457	21,339,519
DraftKings Inc*	682,602	25,529,315
		89,619,127
Information Technology Services – 1.7%
Shopify Inc*	151,535	22,519,616
Interactive Media & Services – 8.2%
Alphabet Inc - Class C	191,607	46,665,885
Meta Platforms Inc - Class A	82,214	60,376,317
		107,042,202
Life Sciences Tools & Services – 2.1%
Danaher Corp	138,833	27,525,031
Multiline Retail – 10.0%
Amazon.com Inc*	470,743	103,361,041
MercadoLibre Inc*	11,683	27,302,470
		130,663,511
Pharmaceuticals – 2.8%
Eli Lilly & Co	47,656	36,361,528
Semiconductor & Semiconductor Equipment – 20.3%
Broadcom Inc	238,891	78,812,530
NVIDIA Corp	742,158	138,471,839
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	168,783	47,139,404
		264,423,773
Software – 21.8%
AppLovin Corp - Class A*	26,495	19,037,717
Datadog Inc - Class A*	225,752	32,147,085
HubSpot Inc*	26,907	12,587,095
Microsoft Corp	289,828	150,116,412
Oracle Corp	250,211	70,369,342
		284,257,651
Technology Hardware, Storage & Peripherals – 5.1%
Apple Inc	259,053	65,962,665
Total Common Stocks (cost $635,476,593)		1,298,637,138
Investment Companies – 0.4%
Money Markets – 0.4%
Janus Henderson Cash Liquidity Fund LLC, 4.0538%ºº,£ (cost $5,125,450)	5,124,426	5,125,451
Total Investments (total cost $640,602,043) – 100.0%		1,303,762,589
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(549,961)
Net Assets – 100%		$1,303,212,628

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$1,183,928,626	90.8%
Taiwan	47,139,404	3.6
Argentina	27,302,470	2.1
Belgium	22,872,473	1.8
Canada	22,519,616	1.7
Total	$1,303,762,589	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 9/30/25	Ending Shares	Dividend Income
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 4.0538%ºº
	$15,759,577	$147,137,243	$(157,771,737)	$367	$1	$5,125,451	5,124,426	$353,431
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.0644%ºº
	-	48,354,898	(48,354,898)	-	-	-	-	2,431 ∆
Total Affiliated Investments - 0.4%
	$15,759,577	$195,492,141	$(206,126,635)	$367	$1	$5,125,451	5,124,426	$355,862

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of September 30, 2025.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2025.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks	$1,298,637,138	$-	$-
Investment Companies	-	5,125,451	-
Total Assets	$1,298,637,138	$5,125,451	$-

Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual financial statements.
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